UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 18, 2017

Citigroup Commercial Mortgage Trust 2017-P7

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001700668)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Natixis Real Estate Capital LLC

(Central Index Key number: 0001542256)

Principal Commercial Capital

(Central Index Key number: 0001634437)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-11	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On April 18, 2017, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2017 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee, of Citigroup Commercial Mortgage Trust 2017-P7, Commercial Mortgage Pass-Through Certificates, Series 2017-P7 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-C, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Private Certificates”), (iii) the Class S Certificates, (iv) the Class V-2A, Class V-2B, Class V-2C, Class V-2D, Class V-2E, Class V-3AB, Class V-3C, Class V-3D and Class V-3E Certificates, and (v) any commercial mortgage pass-through certificate that represents the VRR Interest.

All of the Public Certificates, having an aggregate initial principal amount of $866,134,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Drexel Hamilton, LLC (“Drexel Hamilton”) and Natixis Securities Americas LLC (“Natixis Securities” and, collectively with Citigroup and Drexel Hamilton, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of March 31, 2017 (the “Underwriting Agreement”), between the Depositor and the Underwriters. Citigroup is acting as lead manager, and Drexel Hamilton and Natixis Securities are acting as co-managers, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated March 24, 2017, and by the Prospectus, dated March 31, 2017 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $136,626,974, were sold to Citigroup, Drexel Hamilton, Natixis Securities and Wells Fargo Securities, LLC (collectively with Citigroup, Drexel Hamilton and Natixis Securities, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of March 31, 2017, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

On April 18, 2017, pursuant to a purchase agreement dated as of March 31, 2017 between the Depositor, Citigroup Global Markets Realty Corp (“CGMRC”), Natixis Real Estate Capital LLC (“NREC”) and Macquarie US Trading LLC, the Depositor sold the VRR Interest, having a principal amount of $22,556,995, to CGMRC, and CGMRC sold $5,575,671 of the VRR Interest to NREC and $4,827,664 of the VRR Interest to Macquarie US Trading LLC, in each case, in a transaction exempt from registration under the Act, with CGMRC retaining the remaining $12,153,660 of the VRR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2017-P7 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 46 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 58 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) CGMRC, pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2017 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2017 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iii) NREC, pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2017 (the “NREC Mortgage Loan Purchase Agreement”), between the Depositor and NREC, and (iv) Macquarie US Trading LLC d/b/a Principal Commercial Capital (“PCC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2017 (the “PCC Mortgage Loan Purchase Agreement” and, together with the CGMRC Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement and the NREC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and PCC. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.

The Mack-Cali Short Hills Office Portfolio Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Mack-Cali Short Hills Office Portfolio Mortgage Loan), and the holders of the Mack-Cali Short Hills Office Portfolio Companion Loans are generally governed by the Mack-Cali Short Hills Office Portfolio Co-Lender Agreement. The Mack-Cali Short Hills Office Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.6.

The Key Center Cleveland Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Key Center Cleveland Mortgage Loan), and the holders of the Key Center Cleveland Companion Loans are generally governed by the Key Center Cleveland Co-Lender Agreement. The Key Center Cleveland Co-Lender Agreement is attached hereto as Exhibit 4.7.

The Scripps Center Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Scripps Center Mortgage Loan), and the holder of the Scripps Center Companion Loan are generally governed by the Scripps Center Co-Lender Agreement. The Scripps Center Co-Lender Agreement is attached hereto as Exhibit 4.8.

The Hamilton Crossing Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Hamilton Crossing Mortgage Loan), and the holder of the Hamilton Crossing Companion Loan are generally governed by the Hamilton Crossing Co-Lender Agreement. The Hamilton Crossing Co-Lender Agreement is attached hereto as Exhibit 4.9.

The 229 West 43rd Street Retail Condo Mortgage Loan is required to be serviced and administered pursuant to the CD 2016-CD2 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 229 West 43rd Street Retail Condo Mortgage Loan), and the holders of the 229 West 43rd Street Retail Condo Companion Loans are generally governed by the 229 West 43rd Street Retail Condo Co-Lender Agreement. The CD 2016-CD2 Pooling and Servicing Agreement and the 229 West 43rd Street Retail Condo Co-Lender Agreement are attached hereto as Exhibits 4.2 and 4.10, respectively.

The Greenwich Office Park Mortgage Loan is required to be serviced and administered pursuant to the CSMC 2016-NXSR Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Greenwich Office Park Mortgage Loan), and the holders of the Greenwich Office Park Companion Loans are generally governed by the Greenwich Office Park Co-Lender Agreement. The CSMC 2016-NXSR Pooling and Servicing Agreement and the Greenwich Office Park Co-Lender Agreement are attached hereto as Exhibits 4.3 and 4.11, respectively.

The 111 Livingston Street Mortgage Loan is required to be serviced and administered pursuant to the CD 2017-CD3 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 111 Livingston Street Mortgage Loan), and the holders of the 111 Livingston Street Companion Loans are generally governed by the 111 Livingston Street Co-Lender Agreement. The CD 2017-CD3 Pooling and Servicing Agreement and the 111 Livingston Street Co-Lender Agreement are attached hereto as Exhibits 4.4 and 4.12, respectively.

The Atlanta and Anchorage Hotel Portfolio Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement prior to the Atlanta and Anchorage Hotel Portfolio Controlling Pari Passu Companion Loan Securitization Date. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Atlanta and Anchorage Hotel Portfolio Mortgage Loan), and the holders of the Atlanta and Anchorage Hotel Portfolio Companion Loans are generally governed by the Atlanta and Anchorage Hotel Portfolio Co-Lender Agreement. The Atlanta and Anchorage Hotel Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.13.

The Urban Union - Amazon Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement prior to the Urban Union - Amazon Pari Passu Companion Loan Securitization Date. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Urban Union - Amazon Mortgage Loan), and the holders of the Urban Union - Amazon Companion Loans are generally governed by the Urban Union - Amazon Co-Lender Agreement. The Urban Union - Amazon Co-Lender Agreement is attached hereto as Exhibit 4.14.

The QLIC Mortgage Loan is required to be serviced and administered pursuant to the WFCM 2016-NXS6 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the QLIC Mortgage Loan), and the holders of the QLIC Companion Loans are generally governed by the QLIC Co-Lender Agreement. The WFCM 2016-NXS6 Pooling and Servicing Agreement and the QLIC Co-Lender Agreement are attached hereto as Exhibits 4.5 and 4.15, respectively.

The Broadway Portfolio Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement prior to the Broadway Portfolio Companion Loan Securitization Date. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Broadway Portfolio Mortgage Loan), and the holder of the Broadway Portfolio Companion Loan are generally governed by the Broadway Portfolio Co-Lender Agreement. The Broadway Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.16.

The Novo Nordisk Mortgage Loan is required to be serviced and administered pursuant to the CSMC 2016-NXSR Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Novo Nordisk Mortgage Loan), and the holders of the Novo Nordisk Companion Loans are generally governed by the Novo Nordisk Co-Lender Agreement. The Novo Nordisk Co-Lender Agreement is attached hereto as Exhibit 4.17.

The Rentar Plaza Mortgage Loan is required to be serviced and administered pursuant to the CSMC 2016-NXSR Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Rentar Plaza Mortgage Loan), and the holders of the Rentar Plaza Companion Loans are generally governed by the Rentar Plaza Co-Lender Agreement. The Rentar Plaza Co-Lender Agreement is attached hereto as Exhibit 4.18.

The Parts Consolidation Center Mortgage Loan is required to be serviced and administered pursuant to the CD 2017-CD3 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Parts Consolidation Center Mortgage Loan), and the holder of the Parts Consolidation Center Companion Loan are generally governed by the Parts Consolidation Center Co-Lender Agreement. The Parts Consolidation Center Co-Lender Agreement is attached hereto as Exhibit 4.19.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, CREFI, NREC and PCC. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $7,677,934, were approximately $1,056,689,804. Of the expenses paid by the Depositor, approximately $1,031,814 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $6,546,120 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated March 31, 2017. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Principal Real Estate Investors, LLC will also act as sub-servicer with respect to seven (7) of the Mortgage Loans pursuant to that certain Sub-Servicing Agreement, dated as of April 1, 2017 and as to which an executed version is attached hereto as Exhibit 99.5, between Wells Fargo Bank, National Association and Principal Real Estate Investors, LLC.

Item 9.01.      Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	CD 2016-CD2 Pooling and Servicing Agreement
Exhibit 4.3	CSMC 2016-NXSR Pooling and Servicing Agreement
Exhibit 4.4	CD 2017-CD3 Pooling and Servicing Agreement
Exhibit 4.5	WFCM 2016-NXS6 Pooling and Servicing Agreement
Exhibit 4.6	Mack-Cali Short Hills Office Portfolio Co-Lender Agreement
Exhibit 4.7	Key Center Cleveland Co-Lender Agreement
Exhibit 4.8	Scripps Center Co-Lender Agreement
Exhibit 4.9	Hamilton Crossing Co-Lender Agreement
Exhibit 4.10	229 West 43rd Street Retail Condo Co-Lender Agreement
Exhibit 4.11	Greenwich Office Park Co-Lender Agreement
Exhibit 4.12	111 Livingston Street Co-Lender Agreement
Exhibit 4.13	Atlanta and Anchorage Hotel Portfolio Co-Lender Agreement
Exhibit 4.14	Urban Union - Amazon Co-Lender Agreement
Exhibit 4.15	QLIC Co-Lender Agreement
Exhibit 4.16	Broadway Portfolio Co-Lender Agreement
Exhibit 4.17	Novo Nordisk Co-Lender Agreement
Exhibit 4.18	Rentar Plaza Co-Lender Agreement
Exhibit 4.19	Parts Consolidation Center Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 18, 2017
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 18, 2017 (included as part of Exhibit 5)

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 18, 2017 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 31, 2017, which such certification is dated March 31, 2017
Exhibit 99.1	CGMRC Mortgage Loan Purchase Agreement
Exhibit 99.2	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.3	NREC Mortgage Loan Purchase Agreement
Exhibit 99.4	PCC Mortgage Loan Purchase Agreement
Exhibit 99.5	Sub-Servicing Agreement, dated as of April 1, 2017, between Wells Fargo Bank, National Association, as master servicer, and Principal Real Estate Investors, LLC, as sub-servicer

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 18, 2017	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

CGCMT 2017-P7 – Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement	(E)
4.1	Pooling and Servicing Agreement	(E)
4.2	CD 2016-CD2 Pooling and Servicing Agreement	(E)
4.3	CSMC 2016-NXSR Pooling and Servicing Agreement	(E)
4.4	CD 2017-CD3 Pooling and Servicing Agreement	(E)
4.5	WFCM 2016-NXS6 Pooling and Servicing Agreement	(E)
4.6	Mack-Cali Short Hills Office Portfolio Co-Lender Agreement	(E)
4.7	Key Center Cleveland Co-Lender Agreement	(E)
4.8	Scripps Center Co-Lender Agreement	(E)
4.9	Hamilton Crossing Co-Lender Agreement	(E)
4.10	229 West 43rd Street Retail Condo Co-Lender Agreement	(E)
4.11	Greenwich Office Park Co-Lender Agreement	(E)
4.12	111 Livingston Street Co-Lender Agreement	(E)
4.13	Atlanta and Anchorage Hotel Portfolio Co-Lender Agreement	(E)
4.14	Urban Union - Amazon Co-Lender Agreement	(E)
4.15	QLIC Co-Lender Agreement	(E)
4.16	Broadway Portfolio Co-Lender Agreement	(E)
4.17	Novo Nordisk Co-Lender Agreement	(E)
4.18	Rentar Plaza Co-Lender Agreement	(E)
4.19	Parts Consolidation Center Co-Lender Agreement	(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 18, 2017	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 18, 2017 (included as part of Exhibit 5)	(E)
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 18, 2017 (included as part of Exhibit 5)	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 31, 2017, which such certification is dated March 31, 2017	(E)
99.1	CGMRC Mortgage Loan Purchase Agreement	(E)
99.2	CREFI Mortgage Loan Purchase Agreement	(E)
99.3	NREC Mortgage Loan Purchase Agreement	(E)
99.4	PCC Mortgage Loan Purchase Agreement	(E)
99.5	Sub-Servicing Agreement, dated as of April 1, 2017, between Wells Fargo Bank, National Association, as master servicer, and Principal Real Estate Investors, LLC, as sub-servicer	(E)